SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                           Current Report on Form 8-K
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 15, 1999                        Commission File: 0-9416


                                WCM CAPITAL, INC.

             (Exact Name of Registrant as specified in its charter)


           Delaware                                        13-2879202

(State or other Jurisdiction of                (IRS Employer Identification No.)
Incorporation or Organization)



                   76 Beaver Street, New York, New York 10005

                    (Address of Principal Executive Offices)




Registrants Telephone Number
Including area code:                                     (212) 344-2828

Item 5. - Other Events

     Effective as of 12:01 a.m. Eastern Standard Time on December 20, 1999, the Company's Common Stock will be reverse split on a one-for-three basis and the number of authorized shares of the Company's Common Stock will be reduced from 100,000,000 shares to 40,000,000 shares. As a result, each three shares of Common Stock outstanding prior to the reverse split will become one share after the reverse split. The Company currently has 3,955,169 shares of Common Stock issued and outstanding which, after the reverse split, will become 1,318,390 shares of Common Stock. Fractional shares will be rounded up to the next whole number. There will be no change in the par value of the Company's shares of Common Stock.

Item 7. Financial Statements and Exhibits

          None

     Exhibits

          Certificate of Amendment of the Certificate of Incorporation


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WCM CAPITAL, INC.


                                             /s/ Robert Waligunda

Dated: December 15, 1999
                                             -----------------------------------
                                             Robert Waligunda, President




WCM Capital, Inc.
Form 8-K
December 15, 1999

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                                WCM CAPITAL, INC.

                            Under Section 242 of the
                    Corporation Law of the State of Delaware


     Robert L. Waligunda and Richard Brannon, respectively, the President and the Secretary of WCM CAPITAL, INC. (the "Company"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DO HEREBY CERTIFY:

FIRST: That the Board of Directors of said corporation, by written consent filed with the minutes of the Board, adopted the following resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

     "1. The Certificate of Incorporation is hereby amended to: (a) reduce the number of authorized shares of Common Stock from 100,000,000 shares to 40,000,000 shares; and (b) effect a reverse split of the Company's outstanding Common Stock in the ratio of one share for every three shares outstanding. The Company currently has authorized 100,000,000 shares of Common Stock with a par value of $.01 per share, of which 3,955,169 shares of Common Stock are issued and outstanding, and 96,044,831 shares are unissued. Under the new structure, the Company will have 40,000,000 shares of Common Stock, par value $.01, authorized, of which approximately 1,318,390 shares will be issued and outstanding and 38,681,610 shares will be unissued. All fractional shares resulting from the reverse split will be rounded up to the next whole share. The par value shall not change. The reverse split shall take effect on the filing of the Charter Amendment with the Secretary of State of the State of Delaware."

SECOND: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of section 242 of the General Corporation Law of the State of Delaware by the affirmative vote by the holders of the majority of the stock of the Company entitled to vote at a special meeting of stockholders held on December 13, 1999.

     IN WITNESS WHEREOF, we, the undersigned, have executed and subscribed this certificate this 14 day of December, 1999.


     /s/ Robert L. Waligunda                 /s/ Richard Brannon

     -------------------------------         ----------------------------
     Robert L. Waligunda, President          Richard Brannon, Secretary




WCM Capital, Inc.
Form 8-K
December 15, 1999